UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Upright Growth Fund

SEMIANNUAL REPORT

March 31, 2007

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

 7

Statement of Operations………………………………………………………………………………..

8

Statements of Changes in Net Assets…………………………………………………………………..

9

Notes to the Financial Statements………………………………………………………………………

10

Financial Highlights……………………………………………………………………………………

13

Fund Expense…………………………………………………………………………………………..

14

Security Holding By Industry Sector…………………………………………………………………..       15

Trustees and Officers…………………………………………………………………………….…….       16

May 29, 2007

Dear Investor:

We present to you the Semiannual Report of the Upright Growth Fund for the period from October 1, 2006 to March 31, 2007.  The Fund produced a total return of (0.105%.)  This compares to 6.36% (without dividend reinvestment) for the S&P 500 (large companies) and 8.99% for the NASDAQ Composite Index (mostly high-tech companies).

Performance review

Our fund performance is behind the benchmark index.  We have spent time analyzing the performance of each individual holding.    There are two main reasons.

1.

Our top ten holding stocks have not rebounded as much as the market has. For example, Sandisk  dropped to $37 in the end of Feb, 2007 from $62 in October 2006. Currently, it recovers to  $43, still below its October high, which happens to the base of performance calculation.

2.

We have some holdings in semiconductor sector, which has not yet to perform.  We are confident with their future earning power and growth prospect. Sometimes it takes time for the market to find stock intrinsic value.  We will weather the headwind and continue to hold them.

Fund Portfolio Highlights

1.  Sandisk (SNDK) is our current largest holding. We remain positive on the stock due to NAND Flash  on-going market momentum and future product development.  Every stock has its cycle and long-term trend.  As investors, we need to have the patience to let it finish the whole cycle and ride with it.  One of the great examples is PHS.  We bought the stock at around $15 in early 2000 for our fund.  It rose to $44 March 2004 and and pull back to $28 in August 2004.  After a few rounds of price fluctuation, the stock reached $90 in 2006 when it was bought by UNH.  We believe SNDK may have a similar story. It is still in the middle of the cycle and long-term trend is upward.

2.  UNH was one of our star performers and our portfolio made a sizable profit before. The stock has appreciated 7 times in the past six to seven years.  It had experiencing some profit taking and is in narrow trading range now.  After all the sand settle, we believe the stock will take off.  We think the fundamental of UNH has been intact and healthcare industry will continue grow faster than the overall economy.  It will be a great defensive stock for us if the economy gets weaker. In fall 2006, we added more shares of UNH around $43 at its latest bottom in May 2006.  Later Warren Buffet, the greatest investor ever, made purchase of UNH for his Berkshire Hathaway fund.

3.  IDTI (Integrated Device Technology) & CY (Cypress Semiconductor).  We had own both stocks and they are in the same industry. CY performed well in the last six months, rose to $22. Its peer, IDTI, is a sleeper stock though with current price $15.  IDTI had comparable earnings as with CY, but sell at PE of 18 versus PE 29 of CY.  Again, we may need the patience for market to find this hidden gem and realize its full value.

3.

VSH was a strong a performer in last half year.  It climb up from $13 in the end of last year to $15 March 2007.  It continues to rise to $18 as this report is published. On the last annual report, we mentioned this stock has been on our tracking monitor for the past ten years and expect to climb to $24 in the next three to five years. We think it has highly possible to reach our price target within that time frame.

4.

BVF We discussed about BVF in our annual report last year. It was $17 at that time, September 2006.  It is now 24 as of this report, a whopping 41% increase in six months of time.  The message we want to convey is sometimes the stock price does not reflect the true value of the company in short time.  In a reasonable time frame, it will.  It will reward investors who have the true conviction, endurance and patience.

5.  GOOG   we added Goggle in the fourth quarter 2006.  It is now one of our top 10 holding. It had a great run after its IPO.  Goggle is the search engine of cyberspace; it took away market share from Yahoo and other competitors.  Given its tremendous future earning growth, we believe it is relative fair and still has lot room to appreciate.

Investment Strategy

Our fund was lagging behind S&P last year, but we believe that we will catch up.   Some of our holdings have been in the price consolidation stage, but the long-term growth picture is bright. So far, we only have one and half engine working.  Soon we will have all four engines working and the fund can fly with full power. We will continue to choose the stock with solid fundamental, good earning growth, reasonable price and favorable reward risk ratio.  We will be patient and consistent, hold them tight, through good time or bad time.  If it is a gem, it will shine.

Summary

The only constant in the stock market is that it will go up and down, and sometimes left and right.  Some adjustments are healthy for the market’s long-term growth.  The best investment strategy is consistent investment and diversification.  We encourage our investors to take advantage of the market adjustments to acquire stocks/funds at an attractive price for long term gain.  Regardless of the market shift, the companies with consistent profit growth and strong product demand will always outperform the market.

We appreciate your trust in the past.  Again, we look forward to working with you to achieve higher financial results in 2007.

Sincerely,

David Y.S. Chiueh, CFP

Portfolio Manager

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2 –

-

S&P 500
13121.07
Upright
Growth Fund
10337.11
Upright Growth Fund
S&P 500
14,000.00
12,000.00
10,000.00
8,000.00
6,000.00
4,000.00
2,000.00
0.00
3/31/2000
6/30/2000
9/30/2000
12/31/2000
3/31/2001
6/30/2001
9/30/2001
12/31/2001
3/31/2002
6/30/2002
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2007

	1 -Year	3 -Year	5 - Year	Since Inception
Upright Growth Fund	-8.19%	2.51%	1.42%	0.57%
S&P 500 Index	11.83%	10.06%	6.27%	3.85%
* Inception January 21, 1999

SCHEDULE OF INVESTMENTS

March 31, 2007

COMMON STOCKS –99.53%	Number of	Market
	Shares	Value
Biotechnology –3.902%
Amgen, Inc. *	5,100	284,988
Forbes Medi-Tech, Inc.*	35,000	26,740
		311,728

Computer –2.906%
Apple Computer, Inc. *	1,000	92,910
Dell Computer Corp. *	6,000	139,260
		232,170

Diversified Company –7.629%
General Electric Company	2,000	70,720
Manitowoc Company Inc	5,500	349,415
Tyco International Ltd.	6,000	189,300
		609,435

Electronics - 11.194%
Corning, Inc.	10,000	227,400
Entegris Inc	6,000	64,200
Omnivision Technologies *	6,500	84,240
Sanmina Corp. *	23,450	84,889
Vishay Intertechnology *	29,000	405,420
Vitesse Semiconductor *	25,000	28,000
		894,149

Energy –0.362%
El Paso Corporation	2,000	28,940

Financial Service –1.285%
Citigroup, Inc.	2,000	102,680

Healthcare –7.493%
Unitedhealth Group Inc.	11,300	598,561

Industrial Service – 0.473%
Allied Waste Industries	3,000	37,770

Internet – 5.162%
Google Inc	900	412,344

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

March 31, 2007

	Number of	Market
	Shares	Value

Medical –14.264%
Biovail Corp	14,000	306,040
Merck & Co Inc	4,000	176,680
Pfizer Incorporated	25,000	631,500
Stemcells Inc	10,000	25,200
		1,139,420
Networks - 0.607%
Cisco Systems, Inc. *	1,900	48,507

Retail –3.046%
Abercrombie & Fitch Cl A	2,000	151,360
Petsmart Inc	2,000	65,920
Timberland Co. CI A *	1,000	26,030
		243,310

Semiconductor –21.292%
Applied Materials Inc	5,000	91,600
Conexant Systems Inc	30,000	49,500
Integrated Device Tech	23,000	354,660
Intel Corp	12,000	229,560
Lsi Logic Corp	29,000	302,760
Micron Technology Inc	27,000	326,160
Silcon Motion Technology	6,000	135,120
Taiwan Semiconductr Adrf	9,869	106,092
Texas Instruments Inc	3,500	105,350
		1700802

Software and Services –2.27%
Oracle Corp. *	10,000	181,300

Storage Technology –13.322%
EMC Corp. Mass *	16,000	221,600
Komag, Inc. New *	5,000	163,650
Sandisk Corp. *	15,500	678,900
		1,064,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

March 31, 2007

	Number of	Market
	Shares	Value
Telecommunication –4.319%
Directv Group Inc	8,000	184,560
Nokia Corp Spon Adr	7,000	160,440
		345000

Total Common Stocks (Cost $7,257,268)		7,950,266

Short Term Investments – 0.93%
U.S. Bank-First American Prime Obligations		74,167

Total Investments (Cost $7,331,435)		8,024,433
Other Assets Less Liabilities – 0.46%		-36,331

Total Net Assets 100.0%		$7.988,102

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

-

6 –

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007 (UNAUDITED)

ASSETS:
Investments, at market value (identified cost $7,257,268)	$8,024,433
Security sales receivable	86,819
Dividends receivable	957
Accrued interest receivable	1,053
Total Assets	8,113,262

LIABILITIES:
Investment adviser fees	29,450
Administrative fees	8,835
Custodian fees	1,120
Auditors and legal fees	5,700
Trustee fees	6,304
Registration fees	1,263
Insurance fees	416
Miscellaneous	156
Redemption payable	464
Security purchases payable	71,452
Total Liabilities	125,160

NET ASSETS	$7,988,102

NET ASSETS CONSIST OF:
Capital stock, par value $1.00 per share; unlimited
number of shares authorized; 777,051 shares issued and outstanding
Additional paid-in capital	7,499,448
Accumulated undistributed:
Net investment loss	(471,908)
Net realized loss on investment transactions	193,397
Net unrealized appreciation on investments	767,165

Total Net Assets	$7,988,102

Net Asset Value, Redemption Price Per Share	$ 10.32

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

March 31, 2007  (UNAUDITED)

INVESTMENT INCOME:
Dividend income	$ 34,446
Interest income	3,178
Total Investment Income	37,624

EXPENSES:
Investment advisory fees	61,146
Administrative fees	18,344
Custody fees	744
Auditors and legal fees	6,751
Trustee fees	3,100
Blue sky fees	84
Insurance fees	406
Miscellaneous	77
Total Expenses	90,652

NET INVESTMENT LOSS	(53,028)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	304,624
Change in unrealized appreciation on investments - net	（344,307）
Total realized and unrealized appreciation on investments - net	（39,683）

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$（92,711）

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Unaudited Six months March 31, 2007	Year Ended Sep 30, 2006

OPERATIONS:
Net investment loss	$ (53,028)	$ (100,945)
Net realized gain / loss on investments	304,624	(73,761)
Change in unrealized appreciation on investments - net	(344,307)	287,079
Net increase in net assets from operations	(92,711)	259,805

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	240,691	1,005,765
Payments for shares redeemed	(551,195)	(351,864)

Net increase in net assets from capital share transactions	(310,504)	653,901

TOTAL INCREASE IN NET ASSETS	(403,215)	913,706

NET ASSETS:
Beginning of period	8,391,317	7,477,611

End of period	$7,988,102	$8,391,317

CHANGES IN SHARES OUTSTANDING:
Shares sold	23,223	93,259
Shares redeemed	(52,916)	(31,878)

Net increase in shares outstanding	(29,693)	99,544

Note: The fund had no undistributed net investment income, accumulated loss, or accumulated distributions in        excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as       determined by the Upright Financial Corporation

        (“Adviser”) in accordance with procedures       approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At March 31, 2007, the Fund had a net capital gain of approximately $193,392.

c)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2007

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at March 31, 2007.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at March 31, 2007.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended March 31, 2007 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

    $1,112,183                  -

Proceeds from sales        1,419,349

                   -

As of March 31, 2007, the gross unrealized appreciation for all securities totaled $1,251,208 and the gross unrealized depreciation for all securities totaled $484,043 or a net unrealized appreciation of $767,165. The aggregate cost of securities for federal income tax purposes at March 31, 2007 was $7,257,268.  During the year ended March 31, 2007, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to  receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $61,146 of adviser fees through March 31, 2007.  During the six months ended March 31, 2007 the fund paid $62,447 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its daily net assets.  The Fund has accrued $18,344 of administrative fees through March 31, 2007. During the six months ended March 31, 2007, the Fund paid $18,734 in administrative fees.

Mutual Shareholder Services serves as transfer agent and U.S. Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2007

CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:
	For the six months ended March 31, 2007		For the year ended September 30, 2006
Shares sold	23,223	$240,691	93,259	$1,005,765
Shares redeemed	52,916	551,195	31,878	351,864
Net capital share Transactions	29,693	$ (310,504)	,61,381	$653,901

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Six Months Ended	Year ended September 30,
	March 31, 2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$10.44	$10.07	$8.86	$8.35	$5.51
Investment operations:
Net investment loss	(0.06)	(0.13)	(0.15)	(0.14)	(0.12)
Net realized and unrealized gain (loss)
on investment	(0.06)	0.50	1.36	0.65	2.96
Total from investment operations	(0.12)	0.37	1.21	0.51	2.84
Less distributions:
From net investment income	-	-	-	-	-

Net asset value, end of year	$10.32	$10.44	$10.07	$8.86	$8.35
TOTAL RETURN	$(1.15%)	3.67%	13.64%	6.11%	51.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,988	$8,391	$7,478	$5,696	$3,845
Ratio of net expenses to average net assets	2.23%	2.21%	2.28%	2.15%	2.48%
Ratio of net investment income (loss) to
average net assets	(1.32)%	(1.65)%	(2.20)%	(1.55)%	(2.38)%
Ratio of net expenses to average net assets-
without fee waiver	2.23%	2.21%	2.28%	2.15%	2.48%
Ratio of net investment income to average
net assets - without fee waiver	(1.32)%	(1.65)%	(2.20)%	(1.55)%	(2.38)%
Portfolio turnover rate	13.99%	30.87%	55.49%	37.76%	20.40%

Note: The fund used average share method to calculate selected data for a share outstanding throughout each year

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13 –

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 through March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expensed Paid During Period ” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2006	March 31, 2007	October 1, 2006 to March 31, 2007

Actual	$1,000.00	$988.51	$11.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.85	$11.23

* Expenses are equal to each Fund's annualized expense ratio of 2.23%, multiplied by the average account value over the period, Multiplied by 182/365 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2007

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund
By Industry Sectors

Retail
3.03%
Others
5.61%
Medical
14.20%
Internet
5.14%
Short Term Investments
0.93%
Diversified Company
7.59%
Storage Technology
13.26%
Software & Services
2.26%
Healthcare
7.46%
Telecommunication
4.30%
Biotechnology
3.88%
Semiconductor
21.20%
Electronic
11.14%

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817 Year of Birth: 1942	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None
Carol Jou 63 Mcclellan Ave Livingston, NJ 07039 Year of Birth: 1964	Trustee since December 2005	IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2005 to present); IT application systems Engineer, Novartis Pharmaceutial Corporation (2001 to 2005)	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 8, 2007

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date:  June 8, 2007

* Print the name and title of each signing officer under his or her signature.